UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2011

THE PMI GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13664 (Commission File Number)	94-3199675 (I.R.S. Employer Identification No.)

PMI Plaza, 3003 Oak Road
Walnut Creek, California  94597
(Address of principal executive offices, including zip code)

(925) 658-7878
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07Amendment to Submission of Matters to a Vote of Security Holders.

(d)  The PMI Group, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission on May 20, 2011 (the “Prior Form 8-K”), disclosing the voting results at its annual meeting of stockholders held on May 19, 2011.  The purpose of this amendment on Form 8-K/A to the Prior Form 8-K is to report that on July 20, 2011, based on the voting results with respect to the preferred frequency of the advisory vote on executive compensation, the Company’s Board of Directors decided to follow the recommendation of the stockholders to hold annual advisory stockholder votes on executive compensation. The remainder of the information contained in the Prior Form 8-K is not hereby amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PMI GROUP, INC.

Dated:  July 21, 2011                                                                By:         /s/ Andrew D. Cameron
Andrew D. Cameron
Executive Vice President, General Counsel
and Secretary